Net Financial Result	6 Months Ended
Jun. 30, 2024
Net Financial Result [Abstract]
Net financial result
7.	Net financial result

	For the three months ended June 30,		For the six months ended June 30
	2024 (unaudited)	2023 (unaudited)	2024 (unaudited)	2023 (unaudited)
	(in €)

Interest income	848,243	1,087,011	1,754,148	1,543,047
Interest expenses	(2,056)	(363)	25	(782)
Interest on lease liabilities	(6,676)	(4,689)	(10,869)	(9,798)
Finance Result	839,511	1,081,959	1,743,304	1,532,467

Foreign exchange income	1,754,243	2,090,994	3,803,826	2,381,519
Foreign exchange expense	(1,042,832)	(1,323,348)	(1,268,039)	(2,751,183)
Foreign exchange result	711,411	767,646	2,535,787	(369,664)

Other financial result	—	(195,567)	103,285	2,241
Net financial result	1,550,922	1,654,038	4,382,376	1,165,044

Net financial result decreased by €0.1 million to a gain of €1.6 million for the three months ended June 30, 2024 from €1.7 million for the three months ended June 30, 2023. This decrease is mainly attributable to a decrease of interest income on marketable securities by €0.2 million and an increase of other financial result by €0.2 million due to no adjustment for expected credit losses recorded during the second quarter.

Net financial result increased by €3.2 million to €4.4 million for the six months ended June 30, 2024. This increase was mainly attributable to higher interest income which increased by €0.2 million, and additionally by the increase in foreign exchange result of €2.9 million.